UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2011

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 11, 2011, the Board of Directors of PepsiCo, Inc. ("PepsiCo") has designated Timothy P. Cost as an executive officer under Section 16 of the Securities Exchange Act of 1934.

Mr. Cost, 51, joined PepsiCo in December 2010 as executive vice president, Global Corporate Affairs, a newly created position reporting to PepsiCo Chairman and CEO Indra Nooyi. In his role, Mr. Cost is responsible for strengthening and protecting PepsiCo's corporate reputation and strategically aligning its communications, public policy, foundation, investor relations, global health and agricultural policy and regulatory agendas.

Mr. Cost has nearly 30 years of experience in corporate affairs and investor relations, including executive positions at several of the world's leading companies. He joins PepsiCo from APCO Worldwide, a public affairs and strategic communications firm, where he was executive vice president from June to November 2010.

Prior to joining APCO, he served from February 2008 until the end of 2009 as senior vice president, corporate affairs, for Wyeth, the $22-billion global health-care company acquired in October 2009 by Pfizer. At Wyeth he had global responsibility for internal and external communications, government affairs, public policy, alliance and advocacy leadership, corporate contributions, crisis management, investor relations and corporate responsibility.

Earlier in his career from 2003 to early 2008, Mr. Cost was executive vice president, corporate affairs at ARAMARK and from 2002 to 2003 as senior vice president, corporate affairs at Pharmacia Corporation, a global pharmaceutical company that was acquired by Pfizer in 2003. Prior to these experiences, he also spent six years at Bristol-Myers Squibb, leading investor relations and competitive intelligence activities, and was senior vice president, communications and strategy for biotechnology company Centocor, Inc., which is now part of Johnson & Johnson. He began his career with Eastman Kodak Company working in marketing, strategic planning, communication and investor relations.

He holds a bachelor's degree from Jacksonville University and a master of business administration degree in finance and economics from the William E. Simon Graduate School of Business at the University of Rochester.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

March 16, 2011	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Senior Vice President, Deputy General Counsel and Assistant Secretary